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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                  May 14, 2001


                                   eBenX, Inc.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



                   0-28365                              41-1758843
          (Commission File Number)                     (IRS Employer
                                                   Identification Number)




       605 North Highway 169 Suite LL
           Minneapolis, Minnesota                        55441-6465
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (763) 614-2000
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Item 9.  Regulation FD Disclosure.

     The Company is not aware of any material information regarding its business or operations that may explain the unusual trading activity in its common stock on May 15, 2001.

     The Company has been informed that an institutional investor intended to distribute an aggregate of 531,267 shares of the Company's common stock to its 60 limited partners on or about May 14, 2001. This investor had purchased these shares from the Company in separate private transactions in March 1996 and May 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    EBENX, INC.
                                                    Registrant


Date:  May 16, 2001                   By            /s/ Thomas E. Kelly
                                           -------------------------------------
                                                      Thomas E. Kelly
                                           Chief Financial Officer and Secretary